SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 15, 2000

                               PIVOTAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


                            British Columbia, Canada
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                 (State or Other Jurisdiction of Incorporation)


       000-26867                                      Not Applicable
------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


                            300 - 224 West Esplanade
                      North Vancouver, B.C., Canada V7M 3M6
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              (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code  (604) 988-9982



                                 Not Applicable
               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)







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Item 5.  Other Events

The Company is filing its Second Quarter 2001 Report for the six months ended December 31, 2000.


Item 7.  Exhibits

99.1     Second Quarter 2001 Report for the six months ended December 31, 2000


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PIVOTAL CORPORATION



Date:  February 16, 2001               By: /s/ George Reznik
                                           -------------------------------------
                                           George Reznik, Vice President,
                                           Corporate Finance



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                                  EXHIBIT INDEX

Exhibit
Number              Exhibit
------              -------

99.1                Second Quarter 2001 Report for the Six Months ended
                    December 31, 2000